INTER PUBLIC GROUP

Merrill Lynch
Media & Entertainment Conference

September 18, 2007

Cautionary Statement

This investor presentation contains forward-looking statements. Statements in this investor presentation that are not historical facts, including statements about management's beliefs and expectations, constitute forward-looking statements. These statements are based on current plans, estimates and projections, and are subject to change based on a number of factors, including those outlined in our most recent Annual Report on Form 10-K under Item 1A, Risk Factors, and other SEC filings. Forward-looking statements speak only as of the date they are made, and we undertake no obligation to update publicly any of them in light of new information or future events.

Forward-looking statements involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statement. Such factors include, but are not limited to, the following:

- risks arising from material weaknesses in our internal control over financial reporting, including material weaknesses in our control environment;
- our ability to attract new clients and retain existing clients;
- our ability to retain and attract key employees;
- risks associated with assumptions we make in connection with our critical accounting estimates;
- potential adverse effects if we are required to recognize impairment charges or other adverse accounting-related developments;
- potential adverse developments in connection with the ongoing SEC investigation;
- potential downgrades in the credit ratings of our securities;
- risks associated with the effects of global, national and regional economic and political conditions, including fluctuations in economic growth rates, interest rates and currency exchange rates; and
- developments from changes in the regulatory and legal environment for advertising and marketing and communications services companies around the world.

Investors should carefully consider these factors and the additional risk factors outlined in more detail in our most recent Annual Report on Form 10-K under Item 1A, Risk Factors, and other SEC filings.

Recent Developments

- Significant improvement in organic revenue growth
- Progress on cost control and reduction
- Strengthened financial profile
- Improved financial controls and transparency

Restoring Competitive Organic Growth

Meeting Client Needs in an Evolving Market

- Focus and invest behind digital talent and capabilities at all our companies
- Strategic realignment of key assets
  - Industry-first combination of accountable marketing and consumer advertising
  - Differentiated approach to media
- Investment in high-growth disciplines and geographies

McCann Worldgroup

- Deep relationships with the world's top marketers
- Strong in all regions and marketing disciplines:
  - MRM Worldwide (CRM / digital)
  - Momentum Worldwide (event marketing / promotions)
  - McCann Healthcare Worldwide
- Continues to be best-in-class provider of integrated, global marketing solutions

DRAFTFCB

- Launched in 2006, innovative global model blends complementary skills
  - Traditional creativity and modern CRM tools deliver integrated, accountable programs
  - Industry-leading ROI focus
- Well-received by clients and industry

- Newly focused creative agency
- Specializes in “high value ideas” platform for leading multinational marketers
- Partners with best-in-class specialists within IPG
- Focused on eight key hub markets

Integrated Independent Agencies

Unique roster of full-service domestic agencies

THE MARTIN AGENCY

HILL|HOLLIDAY

Campbell Mithun

Deutsch

MULLEN

CAMPBELL-EWALD

Marketing Specialists/CMG

Strong offerings in high-growth disciplines

- Weber Shandwick – world's most respected global PR agency
- Jack Morton – world leader in experiential marketing
- Octagon – represents top athletes / sporting events
- Futurebrand – branding and corporate identity specialist

WEBER SHANDWICK WORLDWIDE

JACK MORTON the experience to inspire

octagon

FutureBrand

New Approach to Media

- Aligns Initiative Media and Universal McCann with our leading global networks
- As a result, media experts at the table with brand planners and creative directors as equal partners
- “Interdependence” model leads to integrated planning solutions required by clients today

Adding the Next Dimension to Media

- Invest in digital expertise
  - @ specialists
  - @ full-service agencies
- Alliances
- Acquisitions
- Experimentation

MRM PARTNERS

R/GA

facebook

Spot Runner

ansible

reprisemedia

INTER PUBLIC GROUP EMERGING MEDIALAB

Range of Interpublic Solutions


Draft FCB
Lowe
Worldwide
McCann
Worldgroup
INTER
PUBLIC
GROUP
Specialists
Media
Independents

- Unique offerings
- Strong roster of blue-chip clients
- Improved talent
- Flexible model for integrated programs

Major Clients Increasingly Seek Integrated Offering

Integrated Marketing Solutions

	Number of countries where we service the client	Number of major IPG units working with the client
GM	41	16
J&J	49	17
L'Oreal	46	11
Mastercard	45	9
Microsoft	38	11
Nestle	49	15
SC Johnson	44	9
Unilever	38	12
Verizon	3	17

A Closer Look …

Integrated Marketing Solutions

	Number of countries where we service the client	Number of major IPG units working with the client
GM	41	16
J&J	49	17
L'Oreal	46	11
Mastercard	45	9
Microsoft	38	11
Nestle	49	15
SC Johnson	44	9
Unilever	38	12
Verizon	3	17

Net New Business Trend Strong in ’06-’07

WAL★MART

Chili's

kmart

SATURN

Bayer

GlaxoSmithKline

United States Census 2010

BECK'S

Bank of America

Johnson & Johnson

Applebee's

BUICK

GMC

BAND-AID

MYLANTA

Splenda

Increasingly Competitive Offering


Organic Revenue Growth
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
-1.00%
-2.00%
2005
2006
H1-2007
Interpublic
Peer Average
Peers: OMC, WPP, PUB, HAV

Financial Priorities

Near-term Goals

- Build on improved revenue growth
- Further strategic investment behind high-growth opportunities
  - Digital
  - BRIC markets
- Build on progress towards 2008 margin targets

Aggressively Manage Staff Costs

- Top financial management priority
- Addressing headcount in non-revenue supporting roles
- Enhancing account management and staff utilization technology and practices
- Targeting Salaries & Related Expenses <60% of Revenues

Key Corporate Initiatives

- Reducing organizational complexity
  - Eliminated 150 statutory entities in 2006
  - Target reductions of approximately 100 annually through 2010
- Consolidating financial systems and back-office processing
- Rationalizing loss-making businesses
  - Disposed of 51 businesses over last the two years, primarily international
- Improving real estate utilization

Improving Profitability


Operating Margin - LTM
excluding restructuring & reorganization and long-term asset impairment charges
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
-0.50%
-1.00%
Dec-05
Mar-06
Jun-06
Sep-06
Dec-06
Mar-07
Jun-07

Reconciliation to closest comparable GAAP financial measure is included in the appendix to this presentation as filed with the SEC and is available on our website, www.interpublic.com.

Summary: Improvements on Multiple Fronts

- Right talent and service offering
- Growing with existing clients
- New business success

Summary: Improvements on Multiple Fronts

- Right talent and service offering
- Growing with existing clients
- New business success
- Strengthened financial controls and reporting
- Enhanced liquidity and financial flexibility
- Traction on cost initiatives and working to accelerate progress

On our front foot strategically –
current focus on successful execution

Merrill Lynch
Media & Entertainment Conference

September 18, 2007

INTERPUBLIC GROUP

Appendix: Reconciliation of Non-GAAP Measure

Operating Margin excluding restructuring and reorganization expenses and long-term asset impairment charges

$ in millions — Twelve Month Period Ended:	12/31/2005	3/31/2006	6/30/2006	9/30/2006	12/31/2006	3/31/2007	6/30/2007
Revenue	6,274.3	6,273.1	6,195.3	6,209.4	6,190.8	6,222.9	6,342.7
Salaries & Related Expense	3,999.1	3,974.7	3,966.1	3,964.0	3,944.1	3,982.2	4,046.8
Office & General Expense	2,288.1	2,294.5	2,255.7	2,143.2	2,079.0	2,038.6	2,036.6
Restructuring & Reorganization Expense	(7.3)	-	8.2	14.3	34.5	33.5	22.0
Long-lived Asset Impairment	98.6	98.6	98.6	92.1	27.2	27.2	27.2
Total operating expenses	6,378.5	6,367.8	6,328.6	6,213.6	6,084.8	6,081.5	6,132.6
Operating Income	(104.2)	(94.7)	(133.3)	(4.2)	106.0	141.4	210.1
less: Restructuring & Reorganization Expense	(7.3)	-	8.2	14.3	34.5	33.5	22.0
less: Long-lived Asset Impairment	98.6	98.6	98.6	92.1	27.2	27.2	27.2
Operating Income excluding restructuring & reorganization expense and long-term asset impairment	(12.9)	3.9	(26.5)	102.2	167.7	202.1	259.3
Operating Income excluding restructuring & reorganization expense and long-term asset impairment as a percent to revenue	-0.21%	0.06%	-0.43%	1.65%	2.71%	3.25%	4.09%